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                                                                    EXHIBIT 23.1







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 1999 in this form 10-KSB, into the Company's previously filed Registration Statement file Nos. 333-62729 and 333-62747.


                                                        ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
    April 5, 1999